UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

VALLEY NATIONAL BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! VALLEY NATIONAL BANCORP 2025 Annual Meeting Vote by May 19, 2025 11:59 PM ET. For shares held in the 401(k) Plan, vote by May 15, 2025 11:59 PM ET. VALLEY NATIONAL BANCORP 70 SPEEDWELL AVENUE MORRISTOWN, NEW JERSEY 07960 V67057-P26360 You invested in VALLEY NATIONAL BANCORP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of Proxy Materials for the Annual Meeting to be held on May 20, 2025. Get informed before you vote View the Notice and Proxy Statement for the 2025 Annual Meeting of Shareholders and the 2024 Annual Report to Shareholders online or you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2025. If you would like to request a copy of the material(s) for this and/or future annual meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 20, 2025 9:00 a.m., Eastern Time www.virtualshareholdermeeting.com/VLY2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders of Valley National Bancorp (the “Annual Meeting”). You may view the Proxy Materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the Proxy Materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of 11 Directors Nominees: 1a. Eric P. Edelstein For 1b. Eyal Efrat For 1c. Peter V. Maio For 1d. Kathleen C. Perrott For 1e. Ira Robbins For 1f. Nitzan Sandor For 1g. Suresh L. Sani For 1h. Lisa J. Schultz For 1i.Jennifer W. Steans For 1j.Jeffrey S. Wilks For 1k. Dr. Sidney S. Williams, Jr. For 2. An advisory, non-binding vote to approve the compensation of Valley’s named executive officers. For 3.Ratification of the selection of KPMG LLP as Valley’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V67058-P26360